UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

September 13, 2006

Date of Report (Date of earliest event reported)

ANTIGENICS INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-29089	06-1562417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 Fifth Avenue, Suite 2100 New York, NY 10111	10111
(Address of principal executive offices)	(Zip Code)

212-994-8200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 14, 2006, the Board of Directors of Antigenics Inc. (the “Company”) approved the following director compensation effective October 1, 2006:

Annual Retainer	$34,000

Service Fee for Lead Director	$18,000

Service Fee for Audit and Finance Committee Chair	$18,000

Service Fee for Audit and Finance Committee Member	$9,000

Service Fee for Compensation Committee Chair	$7,500

Service Fee for Compensation Committee Member	$5,000

Service Fee for Corporate Governance Committee Chair	$6,000

Service Fee for Corporate Governance Committee Member	$3,000

Service Fee for Research and Development Committee Chair	$6,000

Service Fee for Research and Development Committee Member	$3,000

Initial Stock Option Grant	25,000 shares

Annual Stock Option Grant	15,000 shares

Under the Company’s Director’s Deferred Compensation Plan, each outside director is permitted to defer all, or a portion of, their cash compensation.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On September 13, 2006, the Board of Directors of Antigenics Inc. (the “Company”) appointed Dr. Hyam Levitsky to its board of directors. There was no arrangement or understanding pursuant to which Dr. Levitsky was elected as a director. In connection with the appointment of Dr. Levitsky, the Company has accepted the Johns Hopkins University Uniform Provisions for Board Service subject to applicable Delaware law.

Dr. Levitsky has served and continues to serve, on the Scientific Advisory Board of the Company for which he receives an annual retainer of $15,000. Dr. Levitsky will serve on the Corporate Governance Committee of the Company’s Board of Directors. In addition, Dr. Levitsky has been appointed chairman of the newly formed Research and Development committee on which he will serve with Dr. Pramod Srivastava.

Item 7.01 Regulation FD Disclosure

On September 14, 2006, the Company issued a press release announcing the election of Dr. Levitsky as a new director to the Company’s Board of Directors. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

10.1	Form of The Johns Hopkins University Uniform Provisions for Board Service

99.1	Press Release dated September 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTIGENICS INC.

Date: September 15, 2006	By:	/s/ Garo H. Armen
Garo H. Armen, Ph.D.
Chairman and Chief Executive Officer

EXHIBIT INDEX

The following designated exhibits are filed herewith:

Exhibits:
10.1	Form of The Johns Hopkins University Uniform Provisions for Board Service

99.1	Press Release dated September 14, 2006